CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Registration Statement on Amendment No. 4 to Form SB-2 of our report dated March 23, 2000, relating to the financial statements of Icy Splash Food & Beverage, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                   /s/ LAZAR LEVINE & FELIX LLP
                                   ----------------------------
                                   LAZAR LEVINE & FELIX LLP



New York, New York
January 16, 2001